[USAA                         USAA MUTUAL FUND, INC.
EAGLE                          S&P 500 INDEX FUND
LOGO]                      EXTENDED MARKET INDEX FUND
                              NASDAQ-100 INDEX FUND
                            GLOBAL TITANS INDEX FUND

                        SUPPLEMENT DATED AUGUST 30, 2002
                                TO THE PROSPECTUS
                                DATED MAY 1, 2002

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE PARAGRAPH UNDER THE HEADING "CHANGE OF SUBADVISERS" ON PAGE 23 OF THE PROSPECTUS.

On June 18, 2002, we received an exemptive order from the Securities and Exchange Commission that permits us, with the approval of the Company's Board of Directors, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Nasdaq-100 Index Fund, the Global Titans Index Fund, or the S&P 500 Index Fund without shareholder approval; or to withdraw the Extended Market Index Funds interest from the Extended Market Portfolio and retain a subadviser to manage the Extended Market Index Fund outside of a master-feeder structure or subsequently change the subadviser, without shareholder approval. We will notify shareholders within 90 days after hiring any new subadviser for a Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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